EXHIBIT 99.1

KILROY
REALTY

CORPORATION

Fourth Quarter 2001 Supplemental Financial Report

Some of the enclosed information presented is forward-looking in nature, including information concerning development timing and investment amounts. Although the information is based on Kilroy Realty Corporation’s current expectations, actual results could vary from expectations stated here. Numerous factors will affect Kilroy Realty Corporation’s actual results, some of which are beyond its control. These include the timing and strength of regional economic growth, the strength of commercial and industrial real estate markets, competitive market conditions, future interest rate levels and capital market conditions. You are cautioned not to place undue reliance on this information, which speaks only as of the date of this report. Kilroy Realty Corporation assumes no obligation to update publicly any forward-looking information, whether as a result of new information, future events or otherwise. For a discussion of important risks related to Kilroy Realty Corporation’s business, and an investment in its securities, including risks that could cause actual results and events to differ materially from results and events referred to in the forward-looking information, see the discussion under the caption “Business Risks” in Kilroy Realty Corporation’s annual report on Form 10-K for the year ended December 31, 2000. In light of these risks, uncertainties and assumptions, the forward-looking events contained in this supplement information might not occur.

KILROY REALTY CORPORATION
Fourth Quarter 2001 Supplemental Financial Report

FINANCIAL HIGHLIGHTS
(unaudited, $ in thousands, except per share amounts)

	Three Months Ended December 31,			Year Ended December 31,
	2001	2000	% Change	2001	2000	% Change
INCOME ITEMS:

Revenues	$49,598	$50,768	(2.3%)	$209,645	$187,123	12.0%
Net Operating Income	38,525	38,512	0.0%	161,809	142,940	13.2%
Net Income	7,625	8,786	(13.2%)	38,431	46,846	(18.0%)
Funds From Operations	20,933	21,572	(3.0%)	91,558	83,471	9.7%
Funds Available for Distribution	14,944	16,704	(10.5%)	75,324	68,861	9.4%
Funds From Operations per share—diluted	$0.68	$0.71	(4.2%)	$3.00	$2.73	9.9%
Funds Available for Distribution per share—diluted	0.49	0.55	(10.9%)	2.47	2.25	9.8%
Dividend per share	$0.48	$0.45	6.7%	$1.92	$1.80	6.7%

RATIOS:
Interest Coverage Ratio (1)	3.5x	3.3x		3.5x	3.5x
Fixed Charge Coverage Ratio (2)	2.6x	2.5x		2.7x	2.6x
FFO Payout Ratio (3)	69.9%	63.0%	6.9%	63.7%	65.0%	(1.3%)
FAD Payout Ratio (4)	97.9%	81.4%	16.5%	77.5%	78.8%	(1.3%)

	Dec. 31, 2001	Dec. 31, 2000	% Change
ASSETS:
Investments in Real Estate before Depreciation	$1,600,994	$1,496,477	7.0%
Total Assets	1,457,229	1,455,368	0.1%

CAPITALIZATION:
Total Debt	$ 714,587	$ 723,688	(1.3%)
Total Preferred Stock (5)	155,000	155,000	(1.3%)
Total Market Equity Value (5)	800,894	848,162	(5.6%)
Total Market Capitalization (5)	1,670,481	1,726,850	(3.3%)
Total Debt/Total Market Capitalization	42.8%	41.9%	0.9%

(1)	Calculated as income from operations before interest expense and depreciation and amortization divided by interest expense plus loan cost amortization.
(2)	Calculated as income from operations before interest expense and depreciation and amortization divided by interest expense plus loan
cost	amortization and current year paid and accrued preferred dividends.
(3)	Calculated as current year dividends paid and accrued to common shareholders divided by Funds From Operations.
(4)	Calculated as current year dividends paid and accrued to common shareholders divided by Funds Available for Distribution.
(5)	See “Capital Structure” on page 14.

KILROY REALTY CORPORATION
Fourth Quarter 2001 Supplemental Financial Report

CONSOLIDATED BALANCE SHEETS
(unaudited, $ in thousands)

	December 31,	December 31,
	2001	2000
ASSETS:
Land and improvements	$269,366	$266,444
Buildings and improvements	1,140,499	1,054,995
Undeveloped land and construction in progress, net	191,129	162,633
Investment in unconsolidated real estate		12,405

Total investment in real estate	1,600,994	1,496,477
Accumulated depreciation and amortization	(241,665)	(205,332)

Investment in real estate, net	1,359,329	1,291,145
Cash and cash equivalents	16,487	17,600
Restricted cash	5,413	35,014
Tenant receivables, net	32,151	30,720
Note receivable from related party		33,274
Deferred financing and leasing costs, net	37,068	39,674
Prepaid expenses and other assets	6,781	7,941

TOTAL ASSETS	$1,457,229	$1,455,368

LIABILITIES AND STOCKHOLDERS’ EQUITY:
Liabilities:
Secured debt	$459,587	$432,688
Unsecured line of credit	155,000	191,000
Unsecured term facility	100,000	100,000
Accounts payable, accrued expenses and other liabilities	53,879	33,911
Accrued distributions	14,634	13,601
Rents received in advance and tenant security deposits	15,955	16,009

Total liabilities	799,055	787,209

Minority Interests:
8.075% Series A Cumulative Redeemable Preferred unitholders	73,716	73,716
9.375% Series C Cumulative Redeemable Preferred unitholders	34,464	34,464
9.250% Series D Cumulative Redeemable Preferred unitholders	44,321	44,321
Common unitholders of the Operating Partnership	49,176	62,485
Minority interest in Development LLCs	15,869	11,748

Total minority interests	217,546	226,734

Stockholders’ Equity:
Common stock	274	265
Additional paid-in capital	479,295	460,390
Distributions in excess of earnings	(33,163)	(19,230)
Accumulated other comprehensive loss	(5,778)

Total stockholders’ equity	440,628	441,425

TOTAL LIABILITIES & STOCKHOLDERS’ EQUITY	$1,457,229	$1,455,368

KILROY REALTY CORPORATION
Fourth Quarter 2001 Supplemental Financial Report

Consolidated Statements of Operations
(unaudited, $ in thousands, except per share amounts)

	Three Months Ended December 31,			Year Ended December 31,
	2001	2000	% Change	2001	2000	% Change
REVENUES:
Rental income	$45,152	$43,609	3.5%	$180,552	$161,236	12.0%
Tenant reimbursements	4,261	5,405	(21.2%)	21,852	19,441	12.4%
Interest income	147	1,594	(90.8%)	1,030	4,602	(77.6%)
Other income	38	160	(76.3%)	6,211	1,844	236.8%

Total revenues	49,598	50,768	(2.3%)	209,645	187,123	12.0%

EXPENSES:
Property expenses	7,550	5,598	34.9%	29,804	23,347	27.7%
Real estate taxes	3,015	4,632	(34.9%)	15,495	14,591	6.2%
General and administrative expenses	3,098	3,037	2.0%	12,435	11,114	11.9%
Ground leases	361	432	(16.4%)	1,507	1,643	(8.3%)
Interest expense	9,619	11,309	(14.9%)	41,679	39,109	6.6%
Depreciation and amortization	13,279	12,216	8.7%	51,913	41,125	26.2%

Total expenses	36,922	37,224	(0.8%)	152,833	130,929	16.7%

INCOME FROM OPERATIONS	12,676	13,544	(6.4%)	56,812	56,194	1.1%
Net gains on dispositions of operating properties	707		100.0%	4,714	11,256	(58.1%)

INCOME BEFORE MINORITY INTERESTS AND CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE	13,383	13,544	(1.2%)	61,526	67,450	(8.8%)

MINORITY INTERESTS:
Distributions on Cumulative Redeemable Preferred units	(3,375)	(3,375)	0.0%	(13,500)	(13,500)	0.0%
Minority interest in earnings of Operating Partnership	(834)	(1,241)	(32.8%)	(4,502)	(6,683)	(32.6%)
Minority interest in earnings of Development LLCs	(1,549)	(142)	990.8%	(3,701)	(421)	779.1%

Total minority interests	(5,758)	(4,758)	21.0%	(21,703)	(20,604)	5.3%

NET INCOME BEFORE CUMULATIVE EFFECT
OF CHANGE IN ACCOUNTING PRINCIPLE	7,625	8,786	(13.2%)	39,823	46,846	(15.0%)
CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE				(1,392)		100.0%

NET INCOME	$7,625	$8,786	(13.2%)	$38,431	$46,846	(18.0%)

Weighted average shares outstanding—basic	27,426	26,456		27,167	26,599
Weighted average shares outstanding—diluted	27,545	26,747		27,373	26,755
NET INCOME PER COMMON SHARE:
Income per common share—basic	$0.28	$0.33	(15.2%)	$1.41	$1.76	(19.9%)

Income per common share—diluted	$0.28	$0.33	(15.2%)	$1.40	$1.75	(20.0%)

KILROY REALTY CORPORATION
Fourth Quarter 2001 Supplemental Financial Report

Funds From Operations and Funds Available for Distribution
(unaudited, $ in thousands, except per share amounts)

	Three Months Ended December 31,				Year Ended December 31,
	2001	2000	% Change		2001	2000	% Change
FUNDS FROM OPERATIONS:
Net income	$7,625	$8,786	(13.2%	)	$38,431	$46,846	(18.0%	)
Adjustments:
Minority interest in earnings of Operating Partnership	834	1,241	(32.8%	)	4,502	6,683	(32.6%	)
Depreciation and amortization	12,634	11,037	14.5%		49,757	39,946	24.6%
Net gains on dispositions of operating properties	(707)		100.0%		(4,714)	(11,256)	(58.1%	)
Cumulative effect of change in accounting principle					1,392		100.0%
Non-cash amortization of restricted stock grants	547	508	7.7%		2,190	1,252	74.9%

Funds From Operations	$20,933	$21,572	(3.0%	)	$91,558	$83,471	9.7%

Weighted average common shares/units outstanding—basic	30,487	30,205			30,349	30,394
Weighted average common shares/units outstanding—diluted	30,606	30,495			30,555	30,550
Funds From Operations per common share/unit—basic	$0.69	$0.71	(2.8%	)	$3.02	$2.75	9.8%

Funds From Operations per common share/unit—diluted	$0.68	$0.71	(4.2%	)	$3.00	$2.73	9.9%

FUNDS AVAILABLE FOR DISTRIBUTION:
Funds From Operations	$20,933	$21,572	(3.0%	)	$91,558	$83,471	9.7%
Adjustments:
Amortization of deferred financing costs	532	369	44.2%		1,720	1,488	15.6%
Tenant improvements, leasing commissions and recurring capital expenditures
	(4,249)	(3,237)	31.3%		(11,168)	(8,430)	32.5%
Net effect of straight-line rents	(2,272)	(2,000)	13.6%		(6,786)	(7,668)	(11.5%	)

Funds Available for Distribution	$14,944	$16,704	(10.5%	)	$75,324	$68,861	9.4%

Funds Available for Distribution per common share/unit—basic	$0.49	$0.55	(10.9%	)	$2.48	$2.27	9.3%

Funds Available for Distribution per common share/unit—diluted	$0.49	$0.55	(10.9%	)	$2.47	$2.25	9.8%

KILROY REALTY CORPORATION
FOURTH QUARTER 2001 SUPPLEMENTAL FINANCIAL REPORT

Net Operating Income Breakdown

As of December 31, 2001(1)
% OF TOTAL NOI BY PRODUCT TYPE:
Office:
Los Angeles	39.6%
Orange County	4.2%
San Diego	27.8%
Other	5.8%

Subtotal	77.4%

Industrial:
Los Angeles	3.3%
Orange County	18.1%
Other	1.2%

Subtotal	22.6%

% OF TOTAL NOI BY REGION:
Los Angeles	42.9%
Orange County	22.3%
San Diego	27.8%
Other	7.0%

Total	100.0%

(1)	Based on Net Operating Income for the year ended December 31, 2001.

KILROY REALTY CORPORATION
Fourth Quarter 2001 Supplemental Financial Report

Same Store Analysis (1)
($  in thousands)

	Three Months Ended December 31,				Year Ended December 31,
	2001	2000	$ Change	% Change	2001	2000	$ Change	% Change
TOTAL SAME STORE PORTFOLIO
Operating Revenues:
Rental income	$35,344	$34,774	$570	1.6%	$142,160	$138,582	$3,578	2.6%
Tenant reimbursements	3,280	4,433	(1,153)	(26.0%)	17,809	17,201	608	3.5%
Other income	121	30	91	303.3%	582	1,621	(1,039)	(64.1%)

Total operating revenues	$38,745	$39,237	$(492)	(1.3%)	$160,551	$157,404	$3,147	2.0%

Operating Expenses:
Property expenses	$5,613	$4,422	$1,191	26.9%	$22,280	$19,996	$2,284	11.4%
Real estate taxes	1,979	3,914	(1,935)	(49.4%)	11,766	12,491	(725)	(5.8%)
Ground leases	311	374	(63)	(16.8%)	1,297	1,506	(209)	(13.9%)

Total operating expenses	$7,903	$8,710	$(807)	(9.3%)	$35,343	$33,993	$1,350	4.0%

Net Operating Income	$30,842	$30,527	$315	1.0%	$125,208	$123,411	$1,797	1.5%

(1)	Same store defined as all stabilized properties owned at January 1, 2000 and still owned at December 31, 2001.

KILROY REALTY CORPORATION
Fourth Quarter 2001 Supplemental Financial Report

Stabilized and Renovation Portfolio and Occupancy Overview

	# of Buildings	Square Feet			Occupancy at:
		Total	Leased	Available	12/31/01	9/30/01	12/31/00
STABILIZED PORTFOLIO:
OCCUPANCY BY PRODUCT TYPE:
Office:
Los Angeles	31	3,177,788	2,799,110	378,678	88.1%	87.5%	97.3%
Orange County	12	546,850	490,452	56,398	89.7%	92.9%	73.6%
San Diego	37	2,791,235	2,791,235	0	100.0%	98.6%	100.0%
Other	6	709,575	702,389	7,186	99.0%	98.4%	98.2%

Subtotal	86	7,225,448	6,783,186	442,262	93.9%	93.2%	96.2%

Industrial:
Los Angeles	7	554,490	551,023	3,467	99.4%	97.3%	99.8%
Orange County	52	4,236,038	4,163,306	72,732	98.3%	96.8%	97.1%
Other	2	295,417	295,417	0	100.0%	100.0%	100.0%

Subtotal	61	5,085,945	5,009,746	76,199	98.5%	97.1%	97.8%

OCCUPANCY BY REGION:
Los Angeles	38	3,732,278	3,350,133	382,145	89.8%	89.0%	97.7%
Orange County	64	4,782,888	4,653,758	129,130	97.3%	96.4%	94.2%
San Diego	37	2,791,235	2,791,235	0	100.0%	98.6%	100.0%
Other	8	1,004,992	997,806	7,186	99.3%	98.9%	99.1%

TOTAL STABILIZED PORTFOLIO	147	12,311,393	11,792,932	518,461	95.8%	94.8%	97.0%

RENOVATION PORTFOLIO:
Office:
Orange County	1	78,016	0	78,016

TOTAL PORTFOLIO	148	12,389,409	11,792,932	596,477

AVERAGE OCCUPANCY—STABILIZED PORTFOLIO				AVERAGE OCCUPANCY—SAME STORE PORTFOLIO
	Office	Industrial	Total		Office	Industrial	Total
Quarter-to-Date	93.6%	98.7%	95.6%	Quarter-to-Date	94.6%	99.2%	96.8%
Year-to-Date	94.3%	97.7%	95.7%	Year-to-Date	94.6%	97.7%	96.1%

KILROY REALTY CORPORATION
Fourth Quarter 2001 Supplemental Financial Report

Leasing Activity

Quarter-to-Date

										Weighted Average Lease Term (Mo.)
					2nd Generation
	# of Leases(1)		Square Feet(1)		TI/LC Per Sq. Ft.	Maintenance Capex Per Sq. Ft.(2)	Changes in Rents(3)	Changes in Cash Rents(4)	Retention Rates(5)
	New	Renewal	New	Renewal
Office	2	10	4,674	184,661	$7.30	$0.21	32.6%	23.3%	82.7%	76
Industrial	2	6	103,240	37,231	$0.49	$0.04	42.0%	24.9%	31.4%	77

Total	4	16	107,914	221,892	$4.02	$0.14	33.9%	23.7%	64.9%	76

Year-to-Date

										Weighted Average Lease Term (Mo.)
					2nd Generation
	# of Leases(1)		Square Feet(1)		TI/LC Per Sq. Ft.	Maintenance Capex Per Sq. Ft.(2)	Changes in Rents(3)	Changes in Cash Rents(4)	Retention Rates(5)
	New	Renewal	New	Renewal
Office	27	44	146,431	650,642	$7.60	$0.35	25.3%	14.2%	69.9%	70
Industrial	30	43	261,438	548,304	$2.21	$0.10	37.1%	16.5%	70.6%	58

Total	57	87	407,869	1,198,946	$4.73	$0.24	28.6%	14.9%	70.3%	64

(1)	Includes first and second generation space, net of month-to-month leases. Excludes leasing on new construction. First generation space is defined as the space first leased by the Company.
(2)	Calculated over entire stabilized portfolio.
(3)	Calculated as the change between GAAP rents for new/renewed leases and the expiring GAAP rents for the same space.
(4)	Calculated as the change between stated rents for new/renewed leases and the expiring stated rents for the same space.
(5)	Calculated as the percentage of space either renewed or expanded into by existing tenants at lease expiration.

KILROY REALTY CORPORATION
Fourth Quarter 2001 Supplemental Financial Report

Lease Expiration Schedule
($ in thousands)

Year of Expiration	# of Expiring Leases	Total Square Feet(1)		% of Total Leased Sq. Ft.	Annual Base Rent	Annual Rent per Sq. Ft.
OFFICE:
2002	68	503,852		7.5%	$ 9,039	$17.94
2003	60	710,490		10.6%	11,070	15.58
2004	57	797,880		11.9%	17,880	22.41
2005	53	914,786		13.6%	16,357	17.88
2006	43	618,069		9.2%	15,921	25.76
2007	14	591,706		8.8%	11,309	19.11
2008	11	590,001		8.8%	17,423	29.53
2009	9	682,104		10.2%	17,281	25.33
2010	8	282,264		4.2%	8,203	29.06
2011 and beyond	14	1,016,630		15.2%	32,260	31.73

Subtotal	337	6,707,782		100.0%	$156,743	$23.37

INDUSTRIAL:
2002	36	366,835		7.3%	$3,181	$ 8.67
2003	29	698,880		14.0%	4,421	6.33
2004	24	548,867		11.0%	4,231	7.71
2005	15	755,742		15.1%	5,759	7.62
2006	10	590,638		11.8%	4,620	7.82
2007	2	87,013		1.7%	791	9.09
2008	5	752,946		15.0%	6,007	7.98
2009	7	505,976		10.1%	3,654	7.22
2010	2	70,101		1.4%	596	8.50
2011 and beyond	5	631,810		12.6%	7,175	11.36

Subtotal	135	5,008,808		100.0%	$ 40,435	$ 8.07

TOTAL PORTFOLIO:
2002	104	870,687		7.4%	$ 12,220	$14.03
2003	89	1,409,370		12.0%	15,491	10.99
2004	81	1,346,747		11.5%	22,111	16.42
2005	68	1,670,528		14.3%	22,116	13.24
2006	53	1,208,707		10.3%	20,541	16.99
2007	16	678,719		5.8%	12,100	17.83
2008	16	1,342,947		11.5%	23,430	17.45
2009	16	1,188,080		10.1%	20,935	17.62
2010	10	352,365		3.0%	8,799	24.97
2011 and beyond	19	1,648,440		14.1%	39,435	23.92

Total	472	11,716,590	(1)	100.0%	$197,178	$16.83

(1)	Excludes space leased under month-to-month leases and vacant space at December 31, 2001.

KILROY REALTY CORPORATION
Fourth Quarter 2001 Supplemental Financial Report

2001 Dispositions
($ in thousands)

Project	Location	Type	Month of Disposition	Square Feet	Sales Price

1st QUARTER:
6828 Nancy Ridge Drive	San Diego, CA	Industrial	February	39,669	$3,300

2nd QUARTER:
199 & 201 N. Sunrise Avenue	Roseville, CA	Industrial	April	162,203	$15,400

3rd QUARTER:
4880 Santa Rosa Road	Camarillo, CA	Office	August	41,131	$6,580
1900 Aerojet Way	Las Vegas, NV	Industrial	August	106,717	5,067
795 Trademark Drive	Reno, NV	Industrial	September	75,257	7,296
41093 County Center Drive	Temecula, CA	Industrial	September	77,582	5,395
1840 Aerojet Way	Las Vegas, NV	Industrial	September	102,948	5,100

Subtotal				403,635	$29,438

4th QUARTER:
184—220 Technology Drive	Irvine, CA	Industrial	October	157,499	$19,000
2231 Rutherford Road	Carlsbad, CA	Office	December	39,000	3,290

Subtotal				196,499	$22,290

TOTAL YEAR-TO-DATE DISPOSITIONS				802,006	$70,428

KILROY REALTY CORPORATION
Fourth Quarter 2001 Supplemental Financial Report

Stabilized Development
($ in thousands)

Project	Location	Type	Start Date	Completion Date	Rentable Square Feet	Total Est. Investment	Occupancy
1st QUARTER:
None
2nd QUARTER:
Pacific Technology Center	San Diego, CA	Office	1Q 2000	2Q 2001	67,995	$12,129	100%
Sorrento Rim Business Park II	San Diego, CA	Office	2Q 2000	2Q 2001	102,875	25,307	100%

Subtotal					170,870	$37,436

3rd QUARTER:
Calabasas Park Centre— Phase III	Calabasas, CA	Office	3Q 2000	1Q 2001	11,789	$ 2,726	100%

4th QUARTER:
Peregrine Systems—Bld 3(1)	Del Mar, CA	Office	2Q 2000	2Q 2001	129,752	$27,124	100%

TOTAL YEAR-TO-DATE STABILIZED DEVELOPMENT					312,411	$67,286	100%

(1)
Project is being developed by a Development LLC in which the Company holds a 50% managing interest. The estimated investment figure includes the capital required to purchase the remaining 50% interest in the project.

Some of the enclosed information presented is forward-looking in nature, including information concerning development timing and investment amounts. Although the information is based on Kilroy Realty Corporation’s current expectations, actual results could vary from expectations stated here. Numerous factors will affect Kilroy Realty Corporation’s actual results, some of which are beyond its control. These include the timing and strength of regional economic growth, the strength of commercial and industrial real estate markets, competitive market conditions, future interest rate levels and capital market conditions. You are cautioned not to place undue reliance on this information, which speaks only as of the date of this report. Kilroy Realty Corporation assumes no obligation to update publicly any forward-looking information, whether as a result of new information, future events or otherwise. For a discussion of important risks related to Kilroy Realty Corporation’s business, and an investment in its securities, including risks that could cause actual results and events to differ materially from results and events referred to in the forward-looking information, see the discussion under the caption “Business Risks” in Kilroy Realty Corporation’s annual report on Form 10-K for the year ended December 31, 2000. In light of these risks, uncertainties and assumptions, the forward-looking events contained contained in this supplement information might not occur.

KILROY REALTY CORPORATION
Fourth Quarter 2001 Supplemental Financial Report

In-Process and Committed Development Projects
($ in thousands)

			Estimated Construction Period		Est. Stabilization Date(1)	Rentable Square Feet	Total Estimated Investment
Project	Location	Type	Start Date	Compl. Date				% Leased	% LOI	% Committed (2)
PROJECTS IN LEASE-UP:
Calabasas Park Centre—Phase II	Calabasas, CA	Office	2Q 2000	1Q 2001	1Q 2002	98,706	$ 21,840	85%	4%	89%
Innovation Corporate Center—Lot 8	San Diego, CA	Office	2Q 2000	2Q 2001	2Q 2002	46,759	9,365	51%	0%	51%
Innovation Corporate Center— Lot 12(3)	San Diego, CA	Office	2Q 2000	2Q 2001	1Q 2002	70,617	16,282	100%	0%	100%
Pacific Corporate Center—Lots 25 & 27	San Diego, CA	Office	2Q 2001	4Q 2001	2Q 2002	68,400	18,071	0%	100%	100%

Subtotal						284,482	$ 65,558	63%	25%	88%

PROJECTS UNDER CONSTRUCTION:
Brobeck, Phleger & Harrison Expansion	Del Mar, CA	Office	3Q 2001	3Q 2002	3Q 2002	89,168	$ 22,748	100%	0%	100%
Imperial & Sepulveda(4)	El Segundo, CA	Office	1Q 2001	1Q 2002	1Q 2003	133,678	38,410	0%	0%	0%
Peregrine Systems Corporate Ctr—Bld 4(5)	Del Mar, CA	Office	3Q 2001	4Q 2002	2Q 2003	114,780	26,143	100%	0%	100%
Sorrento Gateway—Lot 4(5)	San Diego, CA	Office	2Q 2001	1Q 2002	1Q 2002	60,662	15,609	100%	0%	100%
Westside Media Center—Phase III	West LA, CA	Office	4Q 2000	1Q 2002	1Q 2003	151,000	54,842	0%	0%	0%

Subtotal						549,288	$157,753	48%	0%	48%

TOTAL PROJECTS IN LEASE UP AND UNDER CONSTRUCTION						833,770	$223,311	53%	9%	62%

COMMITTED DEVELOPMENT:
None
TOTAL IN-PROCESS AND COMMITTED DEVELOPMENT PROJECTS:						833,770	$223,311	53%	9%	62%

(1)	Based on management’s estimation of the earlier of stabilized occupancy (95%) or one year from the date of substantial completion.
(2)	Includes executed leases and signed letters of intent, calculated on a square footage basis.
(3)	This project is 100% leased to one tenant. It is expected that the tenant will take occupancy of 100% of the space in the first quarter of 2002.
(4)	This project was completed in January 2002.
(5)	Project is being developed by a Development LLC in which the Company holds a 50% managing interest. The estimated investment figure includes the capital required to purchase the remaining 50% interest in the project.

Some of the enclosed information presented is forward-looking in nature, including information concerning development timing and investment amounts. Although the information is based on Kilroy Realty Corporation’s current expectations, actual results could vary from expectations stated here. Numerous factors will affect Kilroy Realty Corporation’s actual results, some of which are beyond its control. These include the timing and strength of regional economic growth, the strength of commercial and industrial real estate markets, competitive market conditions, future interest rate levels and capital market conditions. You are cautioned not to place undue reliance on this information, which speaks only as of the date of this report. Kilroy Realty Corporation assumes no obligation to update publicly any forward- looking information, whether as a result of new information, future events or otherwise. For a discussion of important risks related to Kilroy Realty Corporation’s business, and an investment in its securities, including risks that could cause actual results and events to differ materially from results and events referred to in the forward-looking information, see the discussion under the caption “Business Risks” in Kilroy Realty Corporation’s annual report on Form 10-K for the year ended December 31, 2000. In light of these risks, uncertainties and assumptions the forward-looking events contained in this supplemental information might not occur.

KILROY REALTY CORPORATION
Fourth Quarter 2001 Supplemental Financial Report

Future Development Pipeline
($ in thousands)

Project	Location	Type	Rentable Square Feet	Total Estimated Investment
SAN DIEGO COUNTY:
Innovation Corporate Center—Lot 2	San Diego, CA	Office	51,187	$ 10,149
Innovation Corporate Center—Lot 4	San Diego, CA	Office	75,000	13,763
Innovation Corporate Center—Lot 9	San Diego, CA	Office	65,867	12,485
Innovation Corporate Center—Lot 10	San Diego, CA	Office	37,405	7,931
Pacific Corporate Center—Lots 3, 4 & 6	San Diego, CA	Office	225,000	48,145
Pacific Corporate Center—Lot 8	San Diego, CA	Office	95,000	19,420
San Diego Corporate Center—Lot 7	Del Mar, CA	Office	207,842	63,683
Santa Fe Summit—Phase I	San Diego, CA	Office	150,000	33,997
Santa Fe Summit—Phase II	San Diego, CA	Office	150,000	34,764
Sorrento Gateway—Lot 1	San Diego, CA	Office	55,933	10,906
Sorrento Gateway—Lot 2(1)	San Diego, CA	Office	70,000	14,090
Sorrento Gateway—Lot 3(1)	San Diego, CA	Office	56,800	11,469
Sorrento Gateway—Lot 7(1)	San Diego, CA	Office	57,000	11,907

Subtotal			1,297,034	$292,709

TOTAL FUTURE DEVELOPMENT PIPELINE			1,297,034	$292,709

(1)
Project is being developed by a Development LLC in which the Company holds a 50% interest. The estimated investment figure includes the capital required to purchase the remaining 50% interest in the project.

Some of the enclosed information presented is forward-looking in nature, including information concerning development timing and investment amounts. Although the information is based on Kilroy Realty Corporation’s current expectations, actual results could vary from expectations stated here. Numerous factors will affect Kilroy Realty Corporation’s actual results, some of which are beyond its control. These include the timing and strength of regional economic growth, the strength of commercial and industrial real estate markets, competitive market conditions, future interest rate levels and capital market conditions. You are cautioned not to place undue reliance on this information, which speaks only as of the date of this report. Kilroy Realty Corporation assumes no obligation to update publicly any forward-looking information, whether as a result of new information, future events or otherwise. For a discussion of important risks related to Kilroy Realty Corporation’s business and an investment in its securities, including risks that could cause actual results and events to differ materially from results and events referred to in the forward-looking information, see the discussion under the caption “Business Risks” in Kilroy Realty Corporation’s annual report on Form 10-K for the year ended December 31, 2000. In light of these risks, uncertainties and assumptions, the forward-looking events contained in this supplement information might not occur.

KILROY REALTY CORPORATION
Fourth Quarter 2001 Supplemental Financial Report

Capital Structure
At December 31, 2001
($ in thousands)

	Shares/Units at December 31, 2001	Aggregate Principal Amount or $ Value Equivalent	% of Total Market Capitalization
DEBT:
Secured Debt		$459,587	27.5%
Unsecured Line of Credit		155,000	9.3%
Unsecured Term Facility		100,000	6.0%

Total Debt		$714,587	42.8%

EQUITY:
8.075% Series A Cumulative Redeemable Preferred Units(1)	1,500,000	$75,000	4.5%
9.375% Series C Cumulative Redeemable Preferred Units (1)	700,000	35,000	2.1%
9.250% Series D Cumulative Redeemable Preferred Units(1)	900,000	45,000	2.7%
Common Units Outstanding(2)	3,060,954	80,411	4.8%
Common Shares Outstanding(2)	27,426,071	720,483	43.1%

Total Equity		$955,894	57.2%

TOTAL MARKET CAPITALIZATION		$1,670,481	100.0%

(1)	Value based on $50.00 per share liquidation preference.
(2)	Valued based on closing share price of $26.27 at December 31, 2001.

KILROY REALTY CORPORATION
Fourth Quarter 2001 Supplemental Financial Report

Debt Analysis
At December 31, 2001
($ in thousands)

SECURED DEBT AND UNSECURED TERM FACILITY PRINCIPAL REPAYMENT SCHEDULE
2002	2003	2004	2005	2006	Thereafter	Total
$6,009	$172,113	$130,958	$87,893	$4,972	$157,642	$559,587

TOTAL DEBT COMPOSITION

		Weighted Average
	% of Total Debt	Interest Rate	Maturity
Secured vs. Unsecured Debt:
Secured Debt	64.3%	6.3%	4.8
Unsecured Debt	35.7%	7.8%	1.6
Floating vs. Fixed Rate Debt:
Fixed Rate Debt(1),(2),(4)	76.5%	7.6%	4.1
Floating Rate Debt(3)	23.5%	4.0%	2.1

Total Debt		6.8%	3.6

UNSECURED LINE OF CREDIT

Total Line	Outstanding Balance	Expiration Date
$400,000	$155,000	November 2002

CAPITALIZED INTEREST

Quarter-to-Date	Year-to-Date
$3.8 million	$13.6 million

(1)	The Company currently has an interest-rate swap agreement to fix LIBOR on $150 million of its floating rate debt at 6.95% which expires in February 2002.
(2)	The Company currently has an interest-rate swap agreement to fix LIBOR on $150 million of its floating rate debt at 5.48% which expires in November 2002.
(3)
The Company, through one of its Development LLCs, currently has an interest-rate cap agreement to cap LIBOR on its floating rate construction debt at 8.5% which expires in April 2002. The notional amount of the cap increases over the life of the agreement as the balance of the related construction loan increases. At December 31, 2001, the notional amount of the cap agreement was approximately $57.0 million.

(4)
The percentage of fixed rate debt to total debt does not take into consideration the portion of floating rate debt capped by the Company’s interest-rate cap agreement. Including the effects of the interest-rate cap agreement, the Company had fixed or capped approximately 84.4% of its total outstanding debt at December 31, 2001.